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			    FORM 8-K

	       SECURITIES AND EXCHANGE COMMISSION
		     Washington, D.C.  20549






			 CURRENT REPORT

	     PURSUANT TO SECTION 13 OR 15(d) OF THE
		 SECURITIES EXCHANGE ACT OF 1934




		  Date of Report:  June 9, 1995
	  Date of earliest event reported: June 1, 1995



		 THE MAY DEPARTMENT STORES COMPANY
     (Exact name of Registrant as specified in its charter)

   New York                   I-79               43-0398035
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
			  (314) 342-6300


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Item 5.   Other Events.

     On June 1, 1995, Registrant reported preliminary sales of $929.7 million for the four-week period ended May 27, a 9.1% increase over $852.1 million in the similar fiscal period last year. Sales for the first four months of fiscal 1995 were $3.63 billion, up 7.4% from sales of $3.38 billion during the same period a year ago. Department store sales for the month of May totaled $726.2 million, up 8.8% or $58.5 million over last year. Sales for Payless ShoeSource were $203.5 million, an increase of 10.4% or $19.1 million over last year's similar period. The information set forth in Exhibit 99-1 is hereby incorporated by reference herein.




Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

						     Sequential
						     Numbering
						     System
Exhibit No.    Exhibit                               Page Number

     99-1      Press Release dated June 1, 1995        5
























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			    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			      THE MAY DEPARTMENT STORES COMPANY



Dated:  June 9, 1995      By: /s/  Richard A. Brickson
				   Richard A. Brickson
				   Secretary and Senior Counsel






























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			INDEX TO EXHIBITS



						     Sequential
						     Numbering
						     System
Exhibit No.    Exhibit                               Page Number

     99-1      Press Release dated June 1, 1995        5





































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